SMITH BARNEY/TRAVELERS SERIES FUND INC.

      Supplement dated October 26, 1995 to
       Prospectus dated September 13, 1995




The following information supplements, and to the extent inconsistent therewith, supersedes the information set forth under "Management" in the Prospectus dated September 13, 1995.




     For the services provided by Smith Barney Mutual Funds Management Inc. ("SBMFM"), the AIM Capital Appreciation Portfolio pays SBMFM an annual management fee calculated at a rate equal to 0.80% of its average daily net assets, paid monthly.